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                      SECURITIES AND EXCHANGE COMMISSION

                          Washington,  D.C.  20549


                                 FORM  8 - K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                                 May 14, 2003


                     THE BANK OF NEW YORK COMPANY, INC.
                     ----------------------------------
           (exact name of registrant as specified in its charter)


                                  NEW YORK
                                  --------
               (State or other jurisdiction of incorporation)


                001-06152                          13-2614959
                ---------                          ----------
       (Commission file number)      (I.R.S. employer identification number)



        One Wall Street, New York, NY                10286
        -----------------------------                -----
   (Address of principal executive offices)        (Zip code)


               212-495-1784
               ------------
      (Registrant's telephone number,
           including area code)




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ITEM 9.   Regulation FD Disclosure
          ------------------------

Below are the certifications required by the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350.




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                                   Certification


     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of The Bank of New York Company, Inc. (the "Company"), hereby certifies, that the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 13, 2003
                                   /s/ Thomas A. Renyi
                                   -------------------
                                   Thomas A. Renyi
                                   Chief Executive Officer


The foregoing certification is being furnished solely pursuant to 18 U.S.C
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.




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                                   Certification



     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of The Bank of New York Company, Inc. (the "Company"), hereby certifies, that the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 13, 2003
                                      /s/ Bruce W. Van Saun
                                      ---------------------
                                      Bruce W. Van Saun
                                      Chief Financial Officer


The foregoing certification is being furnished solely pursuant to 18 U.S.C
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.




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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 13, 2003

                                          THE BANK OF NEW YORK COMPANY, INC.
                                          (Registrant)


                                            By: /s/ Thomas J. Mastro
                                               ---------------------
                                          Name:    Thomas J. Mastro
                                         Title:    Comptroller